LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JUNE 6, 2014

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MAY 1, 2014, OF

LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the fund’s investment manager, and LMICTC are wholly-owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly-owned subsidiary of LMICTC, is the fund’s subadviser. The transaction is targeted to close (the “Closing”) in the fall of 2014, but is subject to certain regulatory approvals and other conditions to closing, any may be delayed or even terminated due to unforeseen circumstances.

Under the Investment Company Act of 1940, the closing of the acquisition will have the effect of terminating the subadvisory agreement between LMPFA and LMIC with respect to the fund. In connection with the acquisition, the fund’s Board and shareholders will be asked to approve transactions under which the fund will be reorganized into a new fund for which LMIC (which will then be a Stifel entity) will serve as subadviser after the Closing, thereby maintaining the continuity of the fund’s investment program. The fund’s investment objective and investment strategies also are expected to remain the same after the Closing.

Subject to Board approval, a special meeting of the fund’s shareholders will be held to consider the transactions, including the approval of new advisory agreements, and such other matters as the Board may deem appropriate. Before the special meeting, shareholders of the fund will receive a combined prospectus/proxy statement that discusses the proposed transactions and other matters.

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Please retain this supplement for future reference.

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